Exhibit 10.12

AMENDMENT TO LEASE #2

In connection with a lease in effect between Cummings Properties, LLC, LESSOR, and LexaGrene, Inc. LESSEE, at 500 Cummings Center, Suite 4550, Beverly , Massachusetts (“premises” or “leased premises”), fully executed on December 20, 2017, and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.	The lease term is hereby changed to seven years and one and one-half months, the lease commencement is hereby changed to noon on April 15, 2018, and the currently scheduled termination is hereby changed to noon on May 30, 2025.

2.	Effective April 15, 2018, base rent shall be changed to three hundred eighty thousand five hundred sixty eight ($380,568) dollars per year or $31,714 per month.

3.	Effective April 15, 2018, the base month from which to determine the amount of each annual increase in the “Cost of Living” shall [1], 2018, which figure shall be compared with the figure for November 2018, and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

4.	Paragraph D of the Rider to Lease is hereby deleted in its entirety and the following shall now apply. LESSOR, at a total charge to LESSEE of $356,983 (the “Construction Charge”) to be paid by LESSEE upon LESSEE’s execution of this amendment, shall modify the premises according to the mutually agreed upon plan and Construction Specifications attached hereto (“LESSOR’s Work”) before or around April 15, 2018.

5.	The parties acknowledge and agree that LESSEE has previously paid to LESSOR a total of $583,324, which shall be applied as follows:(i) $146,000 as the security deposit in accordance to Section 2 of the lease and Paragraph K of the Rider to Lease, (ii) $356,983 to the Construction Charge, (iii) $15,857 to monthly rent for April 2018, (iv) $31,714 to monthly rent for May 2018, (v) $31,714 to monthly rent for June 2018, and (vi) $1,056 to monthly rent for July 2018.

6.	In the event LESSEE in any way delays LESSOR’s Work (which shall include without limitation any additions and/or changes requested by LESSEE to the scope of LESSOR’s Work, any delay in LESSEE making payment to LESSOR under the lease, any delay in LESSEE providing information to LESSOR for any permits and/or plans, any delay in LESSEE providing materials to LESSOR, and/or any interference by LESSEE parties and/or LESSEE’s contractor(s) with LESSOR’s Work), rent shall commence as provided herein without abatement, and LESSOR’s time frame for construction shall be extended by the length of such delay.

This amendment shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this amendment and the lease, including any prior amendments and extensions, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this amendment to be executed this __19___ day of ____January__________, 2018.

1 remain January

LESSOR: CUMMINGS PROPERTIES, LLC		LESSEE: LEXAGENE, INC.

By:	/s/ Stephen Drohosky	By:	/s/ John Regan

Duly authorized

Print name: __John Regan__________

Title: __CEO____________________

Construction Specifications - Amended LexaGene, Inc. 500 Cummings Center, Suite 4550, Beverly, MA	Date: 18 Dec ‘17 Amended: 18 Jan ‘18

NSM*		Qty	UOM	LexaGene Costs
Demolition
☐	Demolition - VCT or carpet
☐	Office areas	1057	sf	n/c
☐	Laboratory and manufacturing areas	4043	sf
☐	Demolition - partition	294	lf
☐	Demolition - interior door and frame and/or sidelights	34	ea
☐	Demolition - casework	23	lf
☐	Demolition - ACT ceilings	4991	sf
☐	NOTE: Demolition of M/EIP/FP listed below
	Subtotal			$25,924
	Architectural
	FLOORING
☐	Building standard, upgraded level loop carpet, 26 oz. at conference and misc. areas in open offices	1057	sf	n/c
☐	Vinyl composition tile flooring, Azrock V-220 “Cast Pewter” in BSL-1, BSL-2, ENG-1, ENG-2, and Service Hallway	4043	sf
	NOTE: Existing VCT to remain at DNA room, Shipping & Receiving, and IT closet
☐	New vinyl cove base, 4n, color is black , at lab and engineering areas	704	lf
☐	Engineered hardwood strip flooring repair at Reception and Jack’s office	40	sf	n/c
☐	Engineered hardwood strip flooring reconfiguration at Boardroom	22	sf

	PARTITIONS
☐	Ceiling height partitions - gypsum wallboard and metal studs, up to 10’ high	747 sf	sf
☐	Extend partitions to overhead structural deck at office / lab separation	1420 sf	sf
☐	Extend partitions to overhead structural deck at BSL-2	344 sf	sf
☐	Caulking/ sealing framing track, ceiling grid, and wall penetrations at BSL-2	1	ls
☐	Arch-outs and soffits	32	lf
☐	Patch opening in drywall partition, less than 8’ wide	12	ea
☐	Cut-in opening in drywall partition, less than 8’ wide	2	ea
☐	Existing paint, Sherwin-Williams, flat finish, latex, at office areas to remain	20979	sf	n/c
	NOTE: Existing office area non-standard colors to remain
☐	Paint, CPL standard Sherwin-Williams, flat finish, latex, 2 coats at ENG-1, ENG-2, Shipping & Receiving, and Service Hallway	5814	sf
☐	Epoxy paint wall finish, 2 coats, water catalyzed at BSL-1, BSL-2, & DNA	1638	sf
☐	Insulation batts in wall between Boardroom and Engineering	216	sf
☐	Blocking for cabinets	1	ls

Construction Specifications - Amended LexaGene, Inc. 500 Cummings Center, Suite 4550, Beverly, MA	Date: 18 Dec ‘17 Amended: 18 Jan ‘18

NSM*		Qty	UOM	LexaGene Costs
	OPENINGS
☐	Standard metal 3’-0”x7’-0”, CPL “D” type door, with full vision panel. HM frame, lever handle passage set and a pair and a half of butt hinges at labs and engineering	7	ea
☐	CPL standard prefinished wood 3’-0”x7’-0” flush door with HM frame, lever handle passage set and a pair and a half of butts	1	ea
☐	CPL standard prefinished wood 3’-0”x7’-0” flush door in clear anodized aluminum frame with integral 1’-8” sidelight, lever handle passage set and a pair and a half of butt hinges at service hall	2	ea
☐	Door closer & installation at new egress door	1	ea
☐	Door closer & installation at BSL-1, BSL-2, ENG-1, ENG-2, DNA Room, and Service Hall	7	ea
☐	Door gaskets and drop sweeps at BSL-2 (only)	1	set
☐	Kickplates, 36”w x 10”h at BSL-1, BSL-2, Eng-1, Eng-2, DNA, and Ship & Receive	6	set
☐	48”x42” storefront sidelights, clear anodized aluminum	18	ea
☐	Vision obscuring “frost” film at manufacturing vestibule entry	35	sf

	CEILINGS
☐	Rework existing suspended, acoustic ceiling with CPL upgraded acoustic ceiling tile and 15/16” metal grid. Armstrong #2767 “Second Look II” at conference and boardroom	281	sf
☐	Rework existing 15/16” grid and replace existing ACT with vinyl faced ceiling tile at ENG-1, ENG-2, Shipping & Receiving, and Service Hall	2648	sf
☐	Vinyl faced ceiling tile with 1 1/2” heavy duty grid at BSL-1, BSL-2, and DNA labs	2343	sf
☐	Gaskets and hold-down clips for vinyl ceilings at BSL-1, BSL-2, and DNA labs	2343	sf
	Subtotal			$90,312
	Furnishings/Casework
	OFFICE AREA	1
☐	Modify cabinets for dishwasher		ls

	BSL-1 LABORATORY	6
☐	Lab bench base cabinets, 22” or 24” nominal depth	6	lf
☐	Installation of lab bench	6	lf
☐	Black resin tops, 30” nominal depth	6	lf
☐	Installation of tops		lf

	BSl-2 LABORATORY	6
☐	Lab bench base cabinets, 22” or 24” nominal depth	6	lf
☐	Installation of lab bench	6	lf
☐	Black resin tops, 30” nominal depth	6	lf
☐	Installation of tops		lf

	DNA ROOM	6
☐	Lab bench base cabinets, 22” or 24” nominal depth	6	lf
☐	Installation of lab bench	6	lf
☐	Black resin tops, 30” nominal depth	6	lf

Construction Specifications - Amended LexaGene, Inc. 500 Cummings Center, Suite 4550, Beverly, MA	Date: 18 Dec ‘17 Amended: 18 Jan ‘18

NSM*		Qty	UOM	LexaGene Costs
☐	Installation of tops		lf

	Misc.	1
☐	Restocking charge for approx. 249 If of laboratory cabinets and countertops deleted from scope of work		ls
	Subtotal			$62,655

	Plumbing
	OFFICE AREAS
☐	Rough plumbing for dishwasher		set
☐	Dishwasher		set
☐	Install dishwasher and finish plumbing	1.5	hrs

	LABORATORY /\ND MANUFACTURING
☐	80 gal water heater, electric		ea
☐	Tempering valve		ea
☐	Potable tempered water piping for emergency showers & eyewash, copper, insulated	107	If
☐	Tempered water recirculation piping	53	If
☐	Tempered water recirculation pump		ea
☐	Rough plumb for combo emergency shower/ eye wash	3	ea
☐	Combo emergency shower/ eye wash	3	ea
☐	Floor drain (Note: trap primer is NOT included)	1	ea
☐	Rough plumbing for drain	1	Is
☐	Floor coring (up to 4” diameter)	4	ea
☐	Backflow preventer, 3/4 or 1” RPZ valve with overflow drain located in mechanical closet		ea
☐	35 gal water heater, electric, non-potable
☐	Non-potable cold water	118	If
☐	Non-potable hot water, with insulation	96	If
☐	Acid waste piping, polypropylene	92	If
☐	Acid waste vent piping, polypropylene	101	If
☐	Acid neutralization tanks, 5 gal. w/ sampling port and 10ft of polypro	3	set
☐	4” block containment curb and epoxy at mechanical closet		Is
☐	Pipe marking		Is

Construction Specifications - Amended LexaGene, Inc. 500 Cummings Center, Suite 4550, Beverly, MA	Date: 18 Dec ‘17 Amended: 18 Jan ‘18

NSM*		Qty	UOM	LexaGene Costs
☐	Rough plumbing, sinks	5	set
☐	(1/2” hot & cold N.P. supply w/ 1 ½” poly drain)
☐	Sink, resin undermount	3	ea
☐	High neck faucet with wrist blade/paddles handles	3	set
☐	Hand wash sink, stainless steel wall mount with faucet	2	ea
☐	4 x 4 painted plywood back board for specialized water system at BSL-1 lab		Is
☐	Rough plumbing for specialized water system (1/2” cold N.P. supply, terminates with ball valve and 4” stub at 60”aff at BSL-1		set
	NOTE: Purified water system to be supplied and installed by others
	NOTE: Rough plumbing for glass washer is not provided, but available at additional cost
	NOTE: Rough plumbing for ice maker is not provided, but available at additional cost
	NOTE: No compressed air system is included. Compressed air systems including: compressor, filters, regulators, control valves and gauges to be supplied and installed by others if desired.
	NOTE: No vacuum system is included. Vacuum systems including: vacuum pump, filters, regulators, control valves, and gauges to be supplied and installed by others if desired.
	NOTE: No Specialty gas(He, N 2 , CO2 , etc.) systems are included. Specialty gas systems including: Gas bottles, dewars, manifolds, regulators, control valves and gauges to be supplied and installed by others if desired.
	Subtotal			$42,754

	Mechanical
	MECHANICAL: OFFICES
☐	Existing building standard HVAC -water source heat pumps (WSHP)	34	ton	n/c
☐	Rework existing HVAC distribution	16	hr

	MECHANICAL: IT CLOSET
☐	Existing ductless split system to remain “as is”	2	ton	n/c

	MECHANICAL: SHIPPING & RECEIVING, ENG-1, ENG-2, and SERVICE CORRIDOR
☐	Drop and relocate unit and main distribution trunk	2	ea
☐	Existing water source heat pumps (WSHP)	10	ton	n/c
☐	Rework existing HVAC distribution	1	ls
	NOTE: Additional cooling may be required due to client equipment load
	NOTE: No supplemental humidification is provided
	NOTE: No supplemental filtration beyond the individual unit’s standard 30% pleated filter is provided
	NOTE: No provisions for room pressurization (negative or positive) is provided

	MECHANICAL: BSL-1, BSL-2, and DNA
☐	Demolition of 4-ton unit and associated ducting, piping, and wiring	1	ea
☐	Exhaust fan 600 cfm with spark resistant housing and fan blades for DNA	1	ea

Construction Specifications - Amended LexaGene, Inc. 500 Cummings Center, Suite 4550, Beverly, MA	Date: 18 Dec ‘17 Amended: 18 Jan ‘18

NSM*		Qty	UOM	LexaGene Costs
☐	Exhaust fan 1800 cfm with spark resistant housing and fan blades for BSL-1 and BSL-2	1	ea
☐	Modify existing vent/duct to roof, galv w/ PCD coating, 10” to 16” diameter	2	ea
☐	Additional duct sealing	1	ls
☐	Platform curb to support fans	1	ea
☐	Flashing & re-roofing	1	ea
☐	Upblast stack 10’ above roof (total ht.)	2	ea
☐	VFD motor starter/ wire/ disconnect/ switch	2	ea
	NOTE: Reduces exhaust after hours by automatic control dampering of the air supply from the MUA while simultaneously slowing the exhaust fans
☐	Wiring labor & mat’l	2	set
☐	Rig material to roof	1	ls
☐	Make-up air unit (MUA), gas fired with DX cooling (Aaon or similar), basic factory package	12	ton
☐	Opening and closing shaft on floors 5 & 6 for new supply ducting	1	ls
☐	Demolition of existing exhaust ducting	1	ls
☐	MUA supply distribution ductwork	12	ton
☐	Platform curb to support compressors	1	ea
☐	Flashing & re-roofing	1	ea
☐	Fire stopping at penetrations	1	ls
☐	Blocking	1	ls
☐	Controls: Occupied/unoccupied control switching to provide day/night setback	1	ls
	NOTE: Reduces exhaust after hours by automatic control dampering of the air supply from the MUA while simultaneously slowing the exhaust fans
☐	Electric reheat coils (EHC) in ducts at DNA room, BSL-2 lab, and BSL-1 lab	3	ea
☐	Magnahelic gauges for pressure verification at BSL-2 (only)	1	set
☐	Wiring labor & mat’I for MUA	1	ls
☐	EHC control and power wiring	1	ls
☐	Natural gas service and meter	1	ls
	NOTE: Meter & service deposit, if required, by customer
	NOTE: Reuse existing gas riser from meter to roof
☐	Additional natural gas piping to MUA at roof - black steel, 1 1/4” diameter	65	lf
☐	Rig mat’l to roof	1	set
☐	Air balancing report for MUA	1	ls
	NOTE: Exhaust fans and MUA to operate continuously 24hrs/7days with night setback.
	NOTE: Typical industry standard for positive/negative pressure differential in laboratories is typically in the 25 to 50 pascal range (i.e. +0.100 to +0.201 inches of water column).
	NOTE: Additional cooling may be required due to client equipment load NOTE: No supplemental humidification is provided

Construction Specifications - Amended LexaGene, Inc. 500 Cummings Center, Suite 4550, Beverly, MA	Date: 18 Dec ‘17 Amended: 18 Jan ‘18

NSM*		Qty	UOM	LexaGene Costs
	NOTE: No supplemental filtration beyond the individual unit’s standard 30% pleated filter is provided
	NOTE: No specialized controls included beyond the basic factory package is provided, but available at additional expense
	Subtotal			$161,745

	Electrical
	ELECTRIC - POWER
☐	Existing 600A of 120/208V service (in three separate 200A panels)	1	ls	n/c
☐	Additional 200A of 120/208V service	2	ea
☐	Existing standard office electrical receptacles	14809	sf	n/c
☐	110V/20A duplex outlets, standard wall mount, dedicated for dishwasher	1	ea
☐	110V/20A quad outlets, standard wall mount, dedicated at labs above counters	17	ea
☐	Drop-cord outlet, includes celling escutcheon, strain relief spring, cable, metal quad junction box, two duplex outlets with cover plate on a single 120V/20A dedicated circuit. One each at BSL-1, BSL-2, DNA Room, ENG-1, and ENG-2. Final locations TBD	7	ea
☐	110V/20A dedicated circuit and 5-20R receptacles for equipment e.g. bio-safety cabinets, refrigerators, freezers, etc	4	ea
☐	208V/1ph/20A dedicated circuit and L6-20R receptacle for equipment e.g. -80 freezer, etc	4	ea
☐	Additional 208V/1ph/20A dedicated circuit and L6-20R receptacles Final locations TBD	8	ea
☐	Rework existing electrical power distribution	72	hr
☐	Electrical outlet gaskets at BSL-1, BSL-2, and DNA	3	set
	NOTE: No standby generator power is included, but is available at additional expense
	NOTE: No additional specialty electric requirements provided by client.

	ELECTRIC - LIGHTING
☐	Sealed fluorescent light fixtures, clean room type, 2x4 lay-in with prismatic lens at BSL-1 lab, BSL-2 lab, and DNA room	26	ea
☐	Fluorescent light fixtures, 2x4 lay-in with prismatic lens at ENG-1 and ENG-2	18	ea
☐	Fluorescent light fixtures, 2x4 lay-in with prismatic lens at service corridor	9	ea
☐	Additional for 3-way switching at open office areas	2	ea
☐	Additional for 4-way switching at service hall and back office corridor	2	ea
☐	Rework existing electrical lighting	48	hr

	ELECTRIC – VOICE/DATA
	NOTE: All voice I data wiring by others
	NOTE: All audio visual cabling and equipment by others
Subtotal				$60,002

Construction Specifications - Amended LexaGene, Inc. 500 Cummings Center, Suite 4550, Beverly, MA	Date: 18 Dec ‘17 Amended: 18 Jan ‘18

NSM*		Qty	UOM	LexaGene Costs
	Fire Protection
☐	Fire sprinklers, new or relocated head	33	ea
☐	Fire watch during sprinkler dump & fill cycle	3	ea
☐	Fire alarm devices, includes programming	6	ea	n/c
☐	LED emergency backup lights with battery pack	8	ea	n/c
☐	Emergency LED exit lights	6	ea
	Subtotal			$7,790

	Management and Misc.
☐	Dumpster and disposal fees	1	ls
☐	Set-up / mobilization / final clean	1500	sf
☐	Permits: Building, sheet metal, electrical, and plumbing	1	ls
☐	Architectural and engineering fees	122	hrs
☐	Drafting services	90	hrs
☐	Purchasing services for non-standard items	42	hrs
☐	Supplemental project supervision and coordination	128	hrs
☐	Required overtime or other special conditions, skilled labor	24	hrs
☐	Required overtime or other special conditions, general labor	72	hrs
	Subtotal			$84,293
	Construction Total:			$535,475
	CPL Contribution:			$178,492
	TOTAL CHARGE:			$356,983

NOTES:

1.       No representation is made as to the suitability of this construction for LESSEE’s use or occupancy.

2.       All dimensions, manufacturers and quantities are approximate and any actual variance

3.       Connection of LESSEE supplied equipment is not included unless noted.

4.       Maintenance of non-building standard leasehold equipment is the responsibility of LESSEE unless noted otherwise in the lease.

5.       LESSEE is responsible for obtaining all other permits and approvals specific to its use.

6.       Compliance with licensing and certification is the responsibility of LESSEE.

7.       Additional costs will be incurred if scope of work expands from what is noted in above specifications.

8.       Refurbished cabinets, if available, may be utilized at LESSOR’s discretion

9.       This quote is valid for 30 days from date of issue

*NSM refers to non-standard maintenance items